As filed with the Securities and Exchange Commission
on July 20, 2007
Registration No. 333-143606

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

	Pre-Effective Amendment No.	[ ]
	Post-Effective Amendment No. 1	[X]

Fidelity Municipal Trust
(Exact Name of Registrant as Specified in Charter)

Registrant's Telephone Number (617) 563-7000

82 Devonshire St., Boston, MA 02109
(Address Of Principal Executive Offices)

Eric D. Roiter, Secretary
82 Devonshire Street
Boston, MA 02109
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
(X)	immediately upon filing pursuant to paragraph (b).
( )	on ( ) pursuant to paragraph (b) at 5:30 p.m. Eastern Time.
( )	60 days after filing pursuant to paragraph (a)(1) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(1) of Rule 485 at 5:30 p.m. Eastern Time.
( )	75 days after filing pursuant to paragraph (a)(2) at 5:30 p.m. Eastern Time.
( )	on ( ) pursuant to paragraph (a)(2) of Rule 485 at 5:30 p.m. Eastern Time.

If appropriate, check the following box:
( )	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FIDELITY® FLORIDA MUNICIPAL INCOME FUND
A FUND OF
FIDELITY COURT STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-3198

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity Florida Municipal Income Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity® Florida Municipal Income Fund (Florida Municipal Income) will be held at an office of Fidelity Court Street Trust (Court Street Trust), 245 Summer Street, 14th Floor, Boston, Massachusetts 02210 on September 19, 2007 at 9:30 a.m Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Florida Municipal Income to Fidelity Municipal Income Fund (Fidelity Municipal Income) in exchange solely for shares of beneficial interest of Fidelity Municipal Income and the assumption by Fidelity Municipal Income of Florida Municipal Income's liabilities, in complete liquidation of Florida Municipal Income.

The Board of Trustees has fixed the close of business on July 23, 2007 as the record date for the determination of the shareholders of Florida Municipal Income entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

July 23, 2007

YOUR VOTE IS IMPORTANT - PLEASE VOTE YOUR SHARES PROMPTLY.

Shareholders are invited to attend the meeting in person. Any shareholder who does not expect to attend the meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

FIDELITY® FLORIDA MUNICIPAL INCOME FUND
A FUND OF
FIDELITY COURT STREET TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-3198

PROXY STATEMENT AND PROSPECTUS
JULY 23, 2007

This combined Proxy Statement and Prospectus (Proxy Statement) is furnished to shareholders of Fidelity® Florida Municipal Income Fund (Florida Municipal Income), a fund of Fidelity Court Street Trust (the trust), in connection with a solicitation of proxies made by, and on behalf of, the trust's Board of Trustees to be used at the Special Meeting of Shareholders of Florida Municipal Income and at any adjournments thereof (the Meeting), to be held on September 19, 2007 at 9:30 a.m. Eastern Time (ET) at 245 Summer Street, 14th Floor, Boston, Massachusetts 02210, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

As more fully described in the Proxy Statement, shareholders of Florida Municipal Income are being asked to consider and vote on an Agreement and Plan of Reorganization (the Agreement) relating to the proposed acquisition of Florida Municipal Income by Fidelity Municipal Income Fund (Fidelity Municipal Income). The transaction contemplated by the Agreement is referred to as a Reorganization.

If the Agreement is approved by fund shareholders and the Reorganization occurs, each shareholder of Florida Municipal Income will become a shareholder of Fidelity Municipal Income instead. Florida Municipal Income will transfer all of its assets and liabilities to Fidelity Municipal Income in exchange solely for shares of beneficial interest of Fidelity Municipal Income and the assumption by Fidelity Municipal Income of Florida Municipal Income's liabilities. The total value of your fund holdings will not change as a result of the Reorganization. The Reorganization is currently scheduled to take place as of the close of business of the New York Stock Exchange (the NYSE) on October 26, 2007, or such other time and date as the parties may agree (the Closing Date).

Fidelity Municipal Income, a municipal bond fund, is a diversified fund of Fidelity Municipal Trust (Municipal Trust), an open-end management investment company registered with the Securities and Exchange Commission (the SEC). Fidelity Municipal Income seeks to provide a high current yield exempt from federal income tax. Fidelity Municipal Income seeks to achieve its investment objective by normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal income tax.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and the accompanying proxy card are first being mailed on or about July 23, 2007. The Proxy Statement sets forth concisely the information about the Reorganization and Fidelity Municipal Income that shareholders should know before voting on the proposed Reorganization. Please read it carefully and keep it for future reference.

The following documents have been filed with the SEC and are incorporated into this Proxy Statement by reference:

(i) the Statement of Additional Information dated July 23, 2007, relating to this Proxy Statement;

(ii) the Prospectus for Fidelity Municipal Income dated March 1, 2007, a copy of which accompanies this Proxy Statement;

(iii) the Statement of Additional Information for Fidelity Municipal Income dated March 1, 2007; and

(iv) the Prospectus for Florida Municipal Income dated January 29, 2007 and supplemented March 23, 2007, and the Statement of Additional Information for Florida Municipal Income dated January 29, 2007 and supplemented June 29, 2007.

You can obtain copies of the funds' current Prospectuses, Statements of Additional Information (SAIs), or annual or semiannual reports without charge by contacting the trust or Municipal Trust at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-3198.

The trust and Municipal Trust are subject to the informational requirements of the Securities and Exchange Act of 1934, as amended. Accordingly, each must file proxy material, reports, and other information with the SEC. You can review and copy such information at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington D.C. 20549, the SEC's Northeast Regional Office, 3 World Financial Center, Room 4300, New York, NY 10281, and the SEC's Midwest Regional Office, 175 W. Jackson Blvd., Suite 900, Chicago, IL 60604. Such information is also available from the EDGAR database on the SEC's web site at http://www.sec.gov. You can also obtain copies of such information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Room, Office of Consumer Affairs and Information Services, Washington, DC 20549. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at 1-202-551-8090.

An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TABLE OF CONTENTS

Synopsis	<Click Here>
Comparison of Principal Risk Factors	<Click Here>
The Proposed Transaction	<Click Here>
Additional Information about the Funds	<Click Here>
Voting Information	<Click Here>
Miscellaneous	<Click Here>
Attachment 1. Excerpts from Annual Report of Fidelity Municipal Income Dated December 31, 2006	<Click Here>
Exhibit 1. Form of Agreement and Plan of Reorganization of Florida Municipal Income	<Click Here>

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses and Statements of Additional Information of Florida Municipal Income and Fidelity Municipal Income, which are incorporated herein by reference. Shareholders should read the entire Proxy Statement and the Prospectus of Fidelity Municipal Income carefully for more complete information.

What proposal am I being asked to vote on?

As more fully described in the "Proposed Transaction" section, shareholders of Florida Municipal Income are being asked to approve an Agreement relating to the proposed acquisition of Florida Municipal Income by Fidelity Municipal Income. The transaction contemplated by the Agreement is referred to as a Reorganization.

Shareholders of record at the close of business on July 23, 2007 will be entitled to vote at the Meeting.

If the Agreement is approved by fund shareholders and the Reorganization occurs, each shareholder of Florida Municipal Income will become a shareholder of Fidelity Municipal Income instead. Florida Municipal Income will transfer all of its assets and liabilities to Fidelity Municipal Income in exchange solely for shares of beneficial interest of Fidelity Municipal Income and the assumption by Fidelity Municipal Income of Florida Municipal Income's liabilities. The Reorganization is currently scheduled to take place as of the close of business of the NYSE on the Closing Date.

For more information, please refer to "The Proposed Transaction - Agreement and Plan of Reorganization" section.

Has the Board of Trustees approved the proposal?

Yes. The fund's Board of Trustees has carefully reviewed the proposal and approved the Agreement. The Board of Trustees unanimously recommends that shareholders vote in favor of the Reorganization by approving the Agreement.

What are the reasons for the proposal?

The Board of Trustees considered the following factors, among others, in determining to recommend that shareholders vote in favor of the Reorganization by approving the Agreement:

- Effective January 1, 2007, the state of Florida repealed the annual intangible personal property tax, eliminating the primary benefit of investing in a Florida specific fund;

- Over time, Fidelity Municipal Income has outperformed Florida Municipal Income; and

- The benefit to shareholders by merging into a larger, more diversified fund with lower operating expenses.

For more information, please refer to "The Proposed Transaction - Reasons for the Reorganization" section.

How will you determine the number of shares of Fidelity Municipal Income that I will receive?

Although the number of shares you own will most likely change, the total value of your holdings will not change as a result of the Reorganization. As provided in the Agreement, Florida Municipal Income will distribute shares of Fidelity Municipal Income to its shareholders so that each shareholder will receive the number of full and fractional shares of Fidelity Municipal Income equal in value to the net asset value of shares of Florida Municipal Income held by such shareholder on the Closing Date.

For more information, please refer to "The Proposed Transaction - Agreement and Plan of Reorganization" section.

Is the Reorganization considered a taxable event for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the Reorganization will not result in any gain or loss for federal income tax purposes either to Florida Municipal Income or Fidelity Municipal Income or to the shareholders of any fund, except that Florida Municipal Income may recognize gain or loss with respect to Section 1256 contracts.

For more information, please refer to "The Proposed Transaction - Federal Income Tax Considerations" section.

How do the funds' investment objectives, strategies, policies, and limitations compare?

Although the funds have similar investment objectives and strategies, there are some differences of which you should be aware. The following compares the investment objectives and principal investment strategies of Florida Municipal Income and Fidelity Municipal Income:

Florida Municipal Income	Fidelity Municipal Income

Investment Objective (subject to change only by shareholder approval)	Investment Objective (subject to change only by shareholder approval)

Florida Municipal Income Fund seeks the highest level of current income exempt from federal income tax.	Municipal Income Fund seeks to provide a high current yield exempt from federal income tax.

Principal Investment Strategies	Principal Investment Strategies

Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal and Florida income taxes, if any.	Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal income tax.
Normally investing primarily in municipal securities exempt from the Florida intangible tax.	No corresponding strategy.
Managing the fund to have similar overall interest rate risk to a Florida Bond Index.	Managing the fund to have similar overall interest rate risk to a customized municipal bond index.
Allocating assets across different market sectors and maturities.	Same strategy.
Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.	Same strategy.
Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.	Same strategy.
No corresponding strategy.	Engaging in transactions that have a leveraging effect on the fund.

For a comparison of the principal risks associated with the funds' principal investment strategies, please refer to "Comparison of Principal Risk Factors" section.

The funds have the same investment policies and limitations, including fundamental investment policies and limitations.

For more information about the funds' investment objectives, strategies, policies, and limitations, please refer to the "Investment Details" section of the funds' Prospectuses, which are incorporated herein by reference, and to the "Investment Policies and Limitations" section of the funds' SAIs, which are incorporated herein by reference.

Following the Reorganization, the combined fund will be managed in accordance with the investment objective, strategies, policies, and limitations of Fidelity Municipal Income.

How do the funds' management and distribution arrangements compare?

The following summarizes the management and distribution arrangements of Florida Municipal Income and Fidelity Municipal Income:

Management of the Funds

The principal business address of FMR, each fund's investment adviser and administrator, is 245 Summer Street, Boston, Massachusetts 02110.

As the manager, FMR has overall responsibility for directing the funds' investments and handling their business affairs. As of December 31, 2006, FMR had approximately $1.6 billion in discretionary assets under management.

The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to the funds, is One Spartan Way, Merrimack, New Hampshire 03054. FIMM has day-to-day responsibility for choosing investments for the funds. As of December 31, 2006, FIMM had approximately $370.3 billion in discretionary assets under management. Fidelity Research & Analysis Company (FRAC) (formerly known as Fidelity Management & Research (Far East) Inc.), located at 245 Summer Street, Boston, Massachusetts 02110; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the funds.

Jamie Pagliocco is vice president and manager of Florida Municipal Income Fund, which he has managed since July 2006. He also manages other Fidelity funds. Since joining Fidelity Investments in 2001, Mr. Pagliocco has worked as a municipal bond trader, assistant fixed income head trader and manager.

Christine Thompson is vice president and manager of Municipal Income Fund, which she has managed since June 2002. Ms. Thompson also manages other Fidelity funds. Since joining Fidelity Investments in 1985, Ms. Thompson has worked as an analyst and manager.

Christine Thompson, who is currently the portfolio manager of Fidelity Municipal Income, is expected to continue to be responsible for portfolio management of the combined fund after the Reorganization.

For information about the compensation of, any other accounts managed by, and any fund shares held by Mr. Pagliocco and Ms. Thompson, please refer to the "Management Contracts" section of the funds' SAIs, which are incorporated herein by reference.

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Florida Municipal Income and Fidelity Municipal Income pay FMR a management fee calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets. The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase. The individual fund fee rate for each fund is 0.25% of its average net assets.

If the Reorganization is approved, the combined fund will retain Fidelity Municipal Income's management fee structure.

For more information about fund management, please refer to the "Fund Management" section of the funds' Prospectuses, which are incorporated herein by reference, and to the "Control of Investment Advisers" and "Management Contracts" sections of the funds' SAIs, which are incorporated herein by reference.

Distribution of Fund Shares

The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. A fund's Distribution and Service Plan does not authorize payments by the fund other than those that are to be made to FMR under the fund's management contract. If the Reorganization is approved, the Distribution and Service Plan for the combined fund will remain unchanged.

For more information about fund distribution, please refer to the "Fund Distribution" section of the funds' Prospectuses, which are incorporated herein by reference, and to the "Distribution Services" section of the funds' SAIs, which are incorporated herein by reference.

Expense Reimbursement Arrangements

FMR has voluntarily agreed to reimburse Florida Municipal Income to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses) as a percentage of its average net assets exceed 0.55%. This arrangement may be discontinued by FMR at any time.

For more information about the funds' fees and operating expenses, please refer to the funds' Prospectuses, which are incorporated herein by reference, and to "Annual Fund Operating Expenses" below.

If the proposed Reorganization is not approved, Florida Municipal Income will maintain its current expense structure.

How do the funds' fees and operating expenses compare, and what are the combined fund's fees and operating expenses estimated to be following the Reorganization?

The following tables allow you to compare the fees and expenses of each fund and to analyze the pro forma estimated fees and expenses of the combined fund.

Annual Fund Operating Expenses

The following tables show the fees and expenses of Florida Municipal Income and Fidelity Municipal Income for the 12 months ended December 31, 2006, and the pro forma estimated fees and expenses of the combined fund based on the same time period after giving effect to the Reorganization. Annual fund operating expenses are paid by each fund.

As shown below, the Reorganization is expected to result in lower total operating expenses for shareholders of Florida Municipal Income.

Shareholder Fees (paid by the investor directly)

	Florida Municipal IncomeA	Fidelity Municipal Income	Fidelity Municipal Income Pro forma Combined
Sales charge (load) on purchases and reinvested distributions	None	None	None
Deferred sales charge (load) on redemptions	None	None	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)B	0.50%B	0.50%B	0.50%B

A If the fund is your Fidelity brokerage core, you will pay fees charged in connection with certain activity in your Fidelity brokerage account directly from your fund investment. Please see your Fidelity brokerage account materials for additional information.

B A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Annual Operating Expenses (paid from fund assets)

	Florida Municipal Income	Fidelity Municipal Income	Fidelity Municipal Income Pro forma Combined
Management fee	0.37%	0.37%	0.37%
Distribution and/or Service (12b-1) fees	None	None	None
Other expenses	0.11%	0.10%	0.10%
Total annual fund operating expenses	0.48%A	0.47%	0.47%

A Effective February 1, 2005, FMR has voluntarily agreed to reimburse Florida Municipal Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 0.55%. This arrangement may be discontinued by FMR at any time.

Examples of Effect of Fund Expenses

The following table illustrates the expenses on a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return. The table illustrates how much a shareholder would pay in total expenses if the shareholder sells all of his or her shares at the end of each time period indicated.

	Florida Municipal Income	Fidelity Municipal Income	Fidelity Municipal Income Pro forma Combined
1 year	$ 49	$ 48	$ 48
3 years	$ 154	$ 151	$ 151
5 years	$ 269	$ 263	$ 263
10 years	$ 604	$ 591	$ 591

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

Do the procedures for purchasing and redeeming shares of the funds differ?

No. The procedures for purchasing and redeeming shares of the funds are the same. If the Reorganization is approved, the procedures for purchasing and redeeming shares of the combined fund will remain unchanged.

On April 2, 2007, Florida Municipal Income closed to new accounts pending the Reorganization. Shareholders of Florida Municipal Income as of that date can continue to purchase shares of the fund. Shareholders of Florida Municipal Income may redeem shares of the fund through the Closing Date of the fund's Reorganization.

For more information about the procedures for purchasing and redeeming the funds' shares, including a description of the policies and procedures designed to discourage excessive or short-term trading of fund shares, please refer to the "Buying and Selling Shares" section of the funds' Prospectuses, which are incorporated herein by reference, and to the "Buying, Selling, and Exchanging Information" section of the funds' SAIs, which are incorporated herein by reference.

Do the funds' exchange privileges differ?

No. The exchange privileges currently offered by the funds are the same. If the Reorganization is approved, the exchange privilege to be offered by the combined fund will remain unchanged.

For information about the funds' exchange privileges, please refer to the "Exchanging Shares" section of the funds' Prospectuses, which are incorporated herein by reference, and to the "Buying, Selling, and Exchanging Information" section of the funds' SAIs, which are incorporated herein by reference.

Do the funds' dividend and distribution policies differ?

No. The fund's dividend and distribution policies are the same. If the Reorganization is approved, the dividend and distribution policies of the combined fund will remain unchanged.

On or before the Closing Date, Florida Municipal Income may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.

Florida Municipal Income is required to recognize gain or loss on Section 1256 contracts held by the fund on the last day of its taxable year, which is November 30, 2007. If the Reorganization is approved, gains or losses on Section 1256 contracts held on the Closing Date will be recognized on the Closing Date.

For more information about the funds' dividend and distribution policies, please refer to the "Dividends and Capital Gain Distributions" section of the funds' Prospectuses, which are incorporated herein by reference, and to the "Distributions and Taxes" section of the funds' SAIs, which are incorporated herein by reference.

Who bears the expenses associated with the Reorganization?

Florida Municipal Income will bear the cost of the Reorganization, provided the expenses do not exceed the fund's existing voluntary expense cap. Expenses exceeding the fund's voluntary expense cap will be paid by FMR.

For more information, please refer to "Voting Information - Solicitation of Proxies; Expenses" section.

COMPARISON OF PRINCIPAL RISK FACTORS

Many factors affect each fund's performance. Each fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following is a summary of the principal risks associated with an investment in the funds. Because the funds have substantially similar investment objectives and similar strategies as described above, the funds are subject to similar investment risks. Because the funds have some different investment strategies as described above, the funds are also subject to some different investment risks, of which you should be aware.

What risks are associated with an investment in both of the funds?

Each fund is subject to the following principal risks:

Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.

Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

What additional risks are associated with an investment in Florida Municipal Income?

Florida Municipal Income is subject to the following principal risk, which is not a principal risk generally associated with an investment in Fidelity Municipal Income:

Geographic Concentration. Unfavorable political or economic conditions within Florida can affect the credit quality of issuers located in that state.

What additional risks are associated with an investment in Fidelity Municipal Income?

Fidelity Municipal Income is subject to the following principal risk, which is not a principal risk generally associated with an investment in Florida Municipal Income:

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

For more information about the principal risks associated with an investment in the funds, please refer to the "Investment Details" section of the funds' Prospectuses, which are incorporated herein by reference, and to the "Investment Policies and Limitations" section of the funds' SAIs, which are incorporated herein by reference.

How do the funds compare in terms of their performance?

The following information provides some indication of the risks associated with an investment in the funds. The information illustrates the changes in each fund's performance from year to year and compares each fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Each fund also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Year-by-Year Returns

Florida Municipal Income
Calendar Years	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
	8.75%	6.28%	-2.72%	10.83%	5.25%	9.21%	4.90%	4.49%	2.76%	4.25%

During the periods shown in the chart for Florida Municipal Income:	Returns	Quarter ended
Highest Quarter Return	4.55%	September 30, 2002
Lowest Quarter Return	-2.89%	June 30, 2004
Year-to-Date Return	0.72%	March 31, 2007
Fidelity Municipal Income
Calendar Years	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
	9.23%	6.04%	-2.48%	12.30%	5.00%	10.48%	5.80%	4.73%	3.66%	4.78%

During the periods shown in the chart for Municipal Income:	Returns	Quarter ended
Highest Quarter Return	5.41%	September 30, 2002
Lowest Quarter Return	-2.92%	June 30, 2004
Year-to-Date Return	0.69%	March 31, 2007

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
Florida Municipal Income
Return Before Taxes	4.25%	5.10%	5.34%
Return After Taxes on Distributions	4.19%	4.96%	5.23%
Return After Taxes on Distributions and Sale of Fund Shares	4.25%	4.96%	5.20%
Lehman Brothers® Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	4.84%	5.53%	5.76%
Lehman Brothers FL Enhanced Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	4.69%	5.45%	5.68%
LipperSM FL Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	4.35%	4.74%	4.81%
Fidelity Municipal Income
Return Before Taxes	4.78%	5.86%	5.88%
Return After Taxes on Distributions	4.63%	5.64%	5.74%
Return After Taxes on Distributions and Sale of Fund Shares	4.77%	5.64%	5.71%
Lehman Brothers Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	4.84%	5.53%	5.76%
Lehman Brothers 3 Plus Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	5.05%	5.87%	5.98%
Lipper General Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	4.50%	4.87%	4.90%

THE PROPOSED TRANSACTION

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FLORIDA MUNICIPAL INCOME AND FIDELITY MUNICIPAL INCOME.

Agreement and Plan of Reorganization

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

The Agreement contemplates (a) Fidelity Municipal Income acquiring as of the Closing Date all of the assets of Florida Municipal Income in exchange solely for shares of Fidelity Municipal Income and the assumption by Fidelity Municipal Income of Florida Municipal Income's liabilities; and (b) the distribution of shares of Fidelity Municipal Income to the shareholders of Florida Municipal Income as provided for in the Agreement.

The value of Florida Municipal Income's assets to be acquired by Fidelity Municipal Income and the amount of its liabilities to be assumed by Fidelity Municipal Income will be determined as of the close of business of the NYSE on the Closing Date, using the valuation procedures set forth in Florida Municipal Income's then-current Prospectus and SAI. The net asset value of a share of Fidelity Municipal Income will be determined as of the same time using the valuation procedures set forth in its then-current Prospectus and SAI.

As of the Closing Date, Fidelity Municipal Income will deliver to Florida Municipal Income, and Florida Municipal Income will distribute to its shareholders of record, shares of Fidelity Municipal Income so that each Florida Municipal Income shareholder will receive the number of full and fractional shares of Fidelity Municipal Income equal in value to the aggregate net asset value of shares of Florida Municipal Income held by such shareholder on the Closing Date; Florida Municipal Income will be liquidated as soon as practicable thereafter. Each Florida Municipal Income shareholder's account shall be credited with the respective pro rata number of full and fractional shares of Fidelity Municipal Income due that shareholder.

Accordingly, immediately after the Reorganization, each former Florida Municipal Income shareholder will own shares of Fidelity Municipal Income equal in value to the aggregate net asset value of that shareholder's shares of Florida Municipal Income immediately prior to the Reorganization. The net asset value per share of Fidelity Municipal Income will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

Any transfer taxes payable upon issuance of shares of Fidelity Municipal Income in a name other than that of the registered holder of the shares on the books of Florida Municipal Income as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Florida Municipal Income is and will continue to be its responsibility up to and including the Closing Date and such later date on which Florida Municipal Income is liquidated.

Florida Municipal Income will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation, provided the expenses do not exceed the fund's existing voluntary expense cap. Expenses exceeding the fund's voluntary expense cap will be paid by FMR.

All of the current investments of Florida Municipal Income are permissible investments for Fidelity Municipal Income. Nevertheless, if shareholders approve the Reorganization, FMR may sell certain securities held by the funds and purchase other securities. Any transaction costs associated with portfolio adjustments to Florida Municipal Income and Fidelity Municipal Income due to the Reorganization that occur prior to the Closing Date will be borne by Florida Municipal Income and Fidelity Municipal Income, respectively. Any transaction costs associated with portfolio adjustments to Florida Municipal Income and Fidelity Municipal Income due to the Reorganization that occur after the Closing Date and any additional merger-related costs attributable to Fidelity Municipal Income that occur after the Closing Date will be borne by Fidelity Municipal Income. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments.

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on Florida Municipal Income shareholders' interests may be made subsequent to the Meeting.

Reasons for the Reorganization

In determining whether to approve the Reorganization, each fund's Board of Trustees (the Board) considered a number of factors, including the following:

(1) the compatibility of the investment objectives and policies of the funds;

(2) the historical performance of the funds;

(3) the fees and expenses and the relative expense ratios of the funds;

(4) the potential benefit of the Reorganization to shareholders of the funds;

(5) the costs to be incurred by each fund as a result of the Reorganization;

(6) the tax consequences of the Reorganization;

(7) the relative size of the funds; and

(8) the potential benefit of the Reorganization to FMR and its affiliates.

FMR proposed the Reorganization to each fund's Board at a meeting of the Board held on March 15, 2007. In proposing the Reorganization, FMR advised the Board that in July 2006 the State of Florida eliminated the annual intangible personal property tax. Effective January 1, 2007, FMR modified Florida Municipal Income's investment strategy to invest without regard to the Florida intangible tax. The repeal of this intangible tax has eliminated the primary benefit of investing in a Florida-specific fund.

In recommending the Reorganization, FMR advised the Board that the Reorganization may benefit shareholders by resulting in a combined fund with a greater asset base, which is expected to provide greater operating efficiencies resulting in lower operating expenses.

The Board considered the relative outperformance of Municipal Income over time, which is largely attributable to its flexibility to seek the best investment opportunities across all 50 states rather than limiting its investments primarily to Florida securities. The Board determined that Florida Municipal Income shareholders would benefit from investing in a larger, more diversified fund.

Each fund's Board carefully reviewed the proposal and determined that the Reorganization is in the best interests of the shareholders of each fund and that the Reorganization will not result in a dilution of the interests of the shareholders of either fund.

Description of the Securities to be Issued

Fidelity Municipal Income is a fund of Municipal Trust. The Trustees of Municipal Trust are authorized to issue an unlimited number of shares of beneficial interest of separate series. Each share of Fidelity Municipal Income represents an equal proportionate interest with each other share of the fund, and each such share of Fidelity Municipal Income is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of Fidelity Municipal Income is entitled to one vote for each dollar of net asset value of the fund that shareholder owns. Shares of Fidelity Municipal Income have no preemptive or conversion rights. Shares are fully paid and nonaccessible, except as set forth in the "Description of the Trust - Shareholder Liability" section of the fund's SAI, which is incorporated herein by reference.

Municipal Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

For more information about voting rights and dividend rights, please refer to the "Description of the Trust - Voting Rights" and the "Distributions and Taxes" sections, respectively, of Fidelity Municipal Income's SAI, which is incorporated herein by reference. For more information about redemption rights and exchange privileges, please refer to the "Buying and Selling Shares" and the "Exchanging Shares" sections, respectively, of Fidelity Municipal Income's Prospectus, which is incorporated herein by reference.

Federal Income Tax Considerations

The exchange of Florida Municipal Income's assets for Fidelity Municipal Income's shares and the assumption of the liabilities of Florida Municipal Income by Fidelity Municipal Income is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. With respect to the Reorganization, the participating funds have received an opinion from Dechert LLP, counsel to Florida Municipal Income and Fidelity Municipal Income, substantially to the effect that:

(i) The acquisition by Fidelity Municipal Income of substantially all of the assets of Florida Municipal Income in exchange solely for Fidelity Municipal Income shares and the assumption by Fidelity Municipal Income of all liabilities of Florida Municipal Income followed by the distribution of Fidelity Municipal Income shares to the Florida Municipal Income shareholders in exchange for their Florida Municipal Income shares in complete liquidation and termination of Florida Municipal Income will constitute a tax-free reorganization under Section 368(a) of the Code;

(ii) Florida Municipal Income will recognize no gain or loss upon the transfer of substantially all of its assets to Fidelity Municipal Income in exchange solely for Fidelity Municipal Income shares and the assumption by Fidelity Municipal Income of all liabilities of Florida Municipal Income, except that Florida Municipal Income may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iii) Florida Municipal Income will recognize no gain or loss upon the distribution to its shareholders of the Fidelity Municipal Income shares received by Florida Municipal Income in the Reorganization;

(iv) Fidelity Municipal Income will recognize no gain or loss upon the receipt of the assets of Florida Municipal Income in exchange solely for Fidelity Municipal Income shares and the assumption of all liabilities of Florida Municipal Income;

(v) The adjusted basis to Fidelity Municipal Income of the assets of Florida Municipal Income received by Fidelity Municipal Income in the Reorganization will be the same as the adjusted basis of those assets in the hands of Florida Municipal Income immediately before the exchange;

(vi) Fidelity Municipal Income's holding periods with respect to the assets of Florida Municipal Income that Fidelity Municipal Income acquires in the Reorganization will include the respective periods for which those assets were held by Florida Municipal Income (except where investment activities of Fidelity Municipal Income have the effect of reducing or eliminating a holding period with respect to an asset);

(vii) The Florida Municipal Income shareholders will recognize no gain or loss upon receiving Fidelity Municipal Income shares in exchange solely for Florida Municipal Income shares;

(viii) The aggregate basis of the Fidelity Municipal Income shares received by a Florida Municipal Income shareholder in the Reorganization will be the same as the aggregate basis of the Florida Municipal Income shares surrendered by the Florida Municipal Income shareholder in exchange therefor; and

(ix) Florida Municipal Income shareholder's holding period for the Fidelity Municipal Income shares received by the Florida Municipal Income shareholder in the Reorganization will include the holding period during which the Florida Municipal Income shareholder held Florida Municipal Income shares surrendered in exchange therefor, provided that the Florida Municipal Income shareholder held such shares as a capital asset on the date of the Reorganization.

Shareholders of Florida Municipal Income should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Forms of Organization

Florida Municipal Income is a diversified fund of Court Street Trust, an open-end management investment company organized as a Massachusetts business trust on April 21, 1977. Fidelity Municipal Income is a diversified fund of Municipal Trust, an open-end management investment company organized as a Massachusetts business trust on June 22, 1984. The trusts are authorized to issue an unlimited number of shares of beneficial interest. Because the funds are series of Massachusetts business trusts, governed by substantially similar Declarations of Trust, the rights of the security holders of Florida Municipal Income under state law and the governing documents are expected to remain unchanged after the Reorganization.

For more information regarding shareholder rights, please refer to the "Description of the Trust" section of the funds' SAIs, which are incorporated herein by reference.

Operations of Fidelity Municipal Income Following the Reorganization

FMR does not expect Fidelity Municipal Income to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to Fidelity Municipal Income's management or to entities that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other entities will continue to serve Fidelity Municipal Income in their current capacities. Christine Thompson, who is currently the portfolio manager of Fidelity Municipal Income, is expected to continue to be responsible for portfolio management of the combined fund after the Reorganization.

Capitalization

The following table shows the capitalization of Florida Municipal Income, and Fidelity Municipal Income as of December 31, 2006, and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Florida Municipal Income	$ 464,443,207	$ 11.43	 40,625,253
Fidelity Municipal Income	$ 4,686,053,929	$ 12.77	 366,929,424
Fidelity Municipal Income Pro Forma Combined Fund	$ 5,150,497,136	$ 12.77	 403,299,291

The table above assumes that the Reorganization occurred on December 31, 2006. The table is for information purposes only. No assurance can be given as to how many Fidelity Municipal Income shares will be received by shareholders of Florida Municipal Income on the date that the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Fidelity Municipal Income that actually will be received on or after that date.

Conclusion

The Agreement and the Reorganization were approved by the Boards of Trustees of Court Street Trust and Municipal Trust at a meeting held on March 15, 2007. The Boards of Trustees determined that the proposed Reorganization is in the best interests of shareholders of Florida Municipal Income and Fidelity Municipal Income and that the interests of existing shareholders of Florida Municipal Income and Fidelity Municipal Income would not be diluted as a result of the Reorganization. In the event that the Reorganization does not occur, Florida Municipal Income will continue to engage in business as a fund of a registered investment company and the Board of Trustees of Court Street Trust will consider other proposals for the reorganization or liquidation of the fund.

The Board of Trustees of Florida Municipal Income unanimously recommends that shareholders vote in favor of the Reorganization by approving the Agreement.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Fidelity Municipal Income's financial highlights for the fiscal year ended December 31, 2006, which are included in the fund's Prospectus and incorporated herein by reference, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders. Florida Municipal Income's financial highlights for the fiscal year ended November 30, 2006, which are included in the fund's Prospectus and incorporated herein by reference, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report thereon is included in the Annual Report to Shareholders.

The financial highlights audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

VOTING INFORMATION

Solicitation of Proxies; Expenses

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the trust's Board of Trustees to be used at the Meeting. The purpose of the Meeting is set forth in the accompanying Notice.

The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 23, 2007. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means, or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of Florida Municipal Income at an anticipated cost of approximately $30,000. Florida Municipal Income may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of Florida Municipal Income at an anticipated cost of approximately $3,000.

If the fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

For Florida Municipal Income, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the fund, provided the expenses do not exceed the fund's existing voluntary expense cap of 0.55%. Expenses exceeding a fund's voluntary expense cap will be paid by FMR.

The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-800-544-8544. If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household or do not want to receive multiple copies of future proxy statements, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

For a free copy of Florida Municipal Income's annual report for the fiscal year ended November 30, 2006 and semiannual report for the fiscal period ended May 31, 2007; or for a free copy of Fidelity Municipal Income's annual report for the fiscal year ended December 31, 2006 and semiannual report for the fiscal period ended June 30, 2007, call 1-800-544-8544, log-on to www.fidelity.com, or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

Record Date; Quorum; and Method of Tabulation

Shareholders of record at the close of business on July 23, 2007 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

If the enclosed proxy card is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic or internet vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and that are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted toward establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Share Ownership

As of May 31, 2007, there were 36,534,223 shares of Florida Municipal Income issued and outstanding.

As of May 31, 2007, there were 378,272,656 shares of Fidelity Municipal Income issued and outstanding.

As of May 31, 2007, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

To the knowledge of each trust and Florida Municipal Income and Fidelity Municipal Income, no shareholder owned of record and/or beneficially 5% or more of the outstanding shares of each fund on that date. It is not anticipated that any of the above shareholders will own of record and/or beneficially 5% or more of the outstanding shares of the combined fund as a result of the Reorganization.

Required Vote

Approval of the Reorganization requires the affirmative vote of a "majority of the outstanding voting securities" of Florida Municipal Income. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the proposal.

Other Business

The Board knows of no business other than the matter set forth in this Proxy Statement to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

MISCELLANEOUS

Legal Matters

Certain legal matters in connection with the issuance of Fidelity Municipal Income shares have been passed upon by Dechert LLP, counsel to Municipal Trust.

Experts

The audited financial statements of Florida Municipal Income and Fidelity Municipal Income are incorporated by reference into the SAI and have been examined by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports thereon are included in the Annual Reports to Shareholders for the fiscal year ended November 30, 2006 (Florida Municipal Income) and December 31, 2006 (Fidelity Municipal Income). The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Notice to Banks, Broker-Dealers and Voting Trustees and Their Nominees

Please advise Court Street Trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Attachment 1

Excerpts from Annual Report of Fidelity Municipal Income
Dated December 31, 2006

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
Fidelity® Municipal Income Fund	4.78%	5.86%	5.88%

$10,000 Over 10 Years

Let's say, hypothetically, that $10,000 was invested in Fidelity® Municipal Income Fund on December 31, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Municipal Bond Index performed over the same period.

Comments from Christine Thompson, Portfolio Manager of Fidelity® Municipal Income Fund

Growing investor demand and a strong second-half rally helped municipal bonds post solid returns and take their place as one of the best performing investment-grade debt classes for the year ending December 31, 2006. Throughout roughly the first six months of the period, muni bond prices declined as the Federal Reserve Board raised short-term interest rates to return them to a more "neutral level" and fend off inflation. Beginning in mid-summer 2006, however, munis rebounded amid hopes that the Fed would pause its rate hike campaign. Those hopes were eventually actualized when the central bank left rates unchanged at its August, September, October and December Open Market Committee meetings. Demand - which was amplified by non-traditional investors such as hedge funds - increased substantially, as investors sought out munis for their attractive after-tax yields. Investors also were drawn to the fact that unlike long-term Treasury bonds, which generally yielded less than short-term Treasuries throughout much of the period, long-term rates for munis were higher than short-term, giving investors the opportunity to lock in attractive long-term yields. Against this backdrop, the Lehman Brothers® Municipal Bond Index - a performance measure of approximately 34,000 investment-grade, fixed-rate, tax-exempt bonds - returned 4.84%. In comparison, the overall taxable bond market, as measured by the Lehman Brothers U.S. Aggregate Index, returned 4.33%.

During the past year, Municipal Income Fund gained 4.78% and the Lehman Brothers 3 Plus Year Municipal Bond Index gained 5.05%. The fund's performance relative to the index was helped by its overweighting in lower-quality investment-grade bonds - particularly in the hospital and electric utility segments. Thanks largely to investors' appetite for high-yielding securities, lower-quality securities generally outpaced higher-quality munis. My decision to underweight housing bonds helped as well, as they lagged other sectors on a duration-adjusted basis due to prepayment concerns. Also aiding the fund's returns was its larger-than-index stake in bonds that were prerefunded, a process that helped boost the bonds' returns. My overweighting in premium bonds - which trade above their face value - detracted from results, because they underperformed discount bonds, which sell below face value. I kept the fund's duration - meaning its interest rate sensitivity - in line with the index, a strategy that had no meaningful impact on performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Attachment 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION OF
FLORIDA MUNICIPAL INCOME

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of July 23, 2007, by and between Fidelity Court Street Trust, a Massachusetts business trust, on behalf of its series Fidelity Florida Municipal Income Fund (Florida Municipal Income), and Fidelity Municipal Trust, a Massachusetts business trust, on behalf of its series Fidelity Municipal Income Fund (Fidelity Municipal Income). Fidelity Court Street Trust and Fidelity Municipal Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the Commonwealth of Massachusetts with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Municipal Income and Florida Municipal Income may be referred to herein collectively as the "Funds" or each individually as the "Fund."

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of Florida Municipal Income to Fidelity Municipal Income solely in exchange for shares of beneficial interest of Fidelity Municipal Income (the Fidelity Municipal Income Shares) and the assumption by Fidelity Municipal Income of Florida Municipal Income's liabilities; and (b) the constructive distribution of such shares by Florida Municipal Income pro rata to its shareholders in complete liquidation and termination of Florida Municipal Income, all upon the terms and conditions set forth in this Agreement. The foregoing transactions are referred to herein as the "Reorganization."

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF FLORIDA MUNICIPAL INCOME. Florida Municipal Income represents and warrants to and agrees with Fidelity Municipal Income that:

(a) Florida Municipal Income is a series of Fidelity Court Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity Court Street Trust is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of Florida Municipal Income dated January 29, 2007, previously furnished to Fidelity Municipal Income, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to Fidelity Municipal Income, there are no material legal, administrative, or other proceedings pending or, to the knowledge of Florida Municipal Income, threatened against Florida Municipal Income which assert liability on the part of Florida Municipal Income. Florida Municipal Income knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to Fidelity Municipal Income;

(e) Florida Municipal Income is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Florida Municipal Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Florida Municipal Income is a party or by which Florida Municipal Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Florida Municipal Income is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Florida Municipal Income at November 30, 2006, have been audited by PricewaterhouseCoopers, LLP, independent registered public accounting firm, and have been furnished to Fidelity Municipal Income. Said Statement of Assets and Liabilities and Schedule of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Florida Municipal Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of November 30, 2006 and those incurred in the ordinary course of Florida Municipal Income's business as an investment company since November 30, 2006;

(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Municipal Trust on Form N-14 relating to the shares of Fidelity Municipal Income issuable hereunder and the proxy statement of Florida Municipal Income included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to Florida Municipal Income (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date (as defined in Section 6), the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to Florida Municipal Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Florida Municipal Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(j) Florida Municipal Income has filed or will file all federal and state tax returns which, to the knowledge of Florida Municipal Income's officers, are required to be filed by Florida Municipal Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Florida Municipal Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) Florida Municipal Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

(l) All of the issued and outstanding shares of Florida Municipal Income are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Florida Municipal Income will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Fidelity Municipal Income in accordance with this Agreement;

(m) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Florida Municipal Income will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Florida Municipal Income to be transferred to Fidelity Municipal Income pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Florida Municipal Income's portfolio securities and any such other assets as contemplated by this Agreement, Fidelity Municipal Income will acquire Florida Municipal Income's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Fidelity Municipal Income) and without any restrictions upon the transfer thereof; and

(n) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Florida Municipal Income, and this Agreement constitutes a valid and binding obligation of Florida Municipal Income enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF FIDELITY MUNICIPAL INCOME. Fidelity Municipal Income represents and warrants to and agrees with Florida Municipal Income that:

(a) Fidelity Municipal Income is a series of Fidelity Municipal Trust, a business trust duly organized, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity Municipal Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of Fidelity Municipal Income dated March 1, 2007, previously furnished to Florida Municipal Income, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) Except as disclosed in writing to Florida Municipal Income, there are no material legal, administrative, or other proceedings pending or, to the knowledge of Fidelity Municipal Income, threatened against Fidelity Municipal Income which assert liability on the part of Fidelity Municipal Income. Fidelity Municipal Income knows of no facts which might reasonably form the basis for the institution of such proceedings, except as otherwise disclosed to Florida Municipal Income;

(e) Fidelity Municipal Income is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of its Amended and Restated Declaration of Trust or By-laws, or, to the knowledge of Fidelity Municipal Income, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Fidelity Municipal Income is a party or by which Fidelity Municipal Income is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Fidelity Municipal Income is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Fidelity Municipal Income at December 31, 2006, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and have been furnished to Florida Municipal Income. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Fidelity Municipal Income has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2006 and those incurred in the ordinary course of Fidelity Municipal Income's business as an investment company since December 31, 2006;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Fidelity Municipal Income of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(i) Fidelity Municipal Income has filed or will file all federal and state tax returns which, to the knowledge of Fidelity Municipal Income's officers, are required to be filed by Fidelity Municipal Income and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Fidelity Municipal Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) Fidelity Municipal Income has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on December 31, 2007;

(k) As of the Closing Date, the shares of beneficial interest of Fidelity Municipal Income to be issued to Florida Municipal Income will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Fidelity Municipal Income, and no shareholder of Fidelity Municipal Income will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Fidelity Municipal Income, and this Agreement constitutes a valid and binding obligation of Fidelity Municipal Income enforceable in accordance with its terms, subject to approval by the shareholders of Florida Municipal Income;

(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Fidelity Municipal Income, (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Fidelity Municipal Income, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) The issuance of the Fidelity Municipal Income Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

(o) All of the issued and outstanding shares of beneficial interest of Fidelity Municipal Income have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

(a) Subject to the requisite approval of the shareholders of Florida Municipal Income and to the other terms and conditions contained herein, Florida Municipal Income agrees to assign, sell, convey, transfer, and deliver to Fidelity Municipal Income as of the Closing Date all of the assets of Florida Municipal Income of every kind and nature existing on the Closing Date. Fidelity Municipal Income agrees in exchange therefor: (i) to assume all of Florida Municipal Income's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Florida Municipal Income the number of full and fractional shares of Fidelity Municipal Income having an aggregate net asset value equal to the value of the assets of Florida Municipal Income transferred hereunder, less the value of the liabilities of Florida Municipal Income, determined as provided for under Section 4.

(b) The assets of Florida Municipal Income to be acquired by Fidelity Municipal Income shall include, without limitation, all cash, cash equivalents, securities, commodities and futures interests, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by Florida Municipal Income, and any deferred or prepaid expenses shown as an asset on the books of Florida Municipal Income on the Closing Date. Florida Municipal Income will pay or cause to be paid to Fidelity Municipal Income any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Fidelity Municipal Income hereunder, and Fidelity Municipal Income will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of Florida Municipal Income to be assumed by Fidelity Municipal Income shall include (except as otherwise provided for herein) all of Florida Municipal Income's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Florida Municipal Income agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Florida Municipal Income will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Fidelity Municipal Income Shares in exchange for such shareholders' shares of beneficial interest in Florida Municipal Income and Florida Municipal Income will be liquidated in accordance with Florida Municipal Income's Amended and Restated Declaration of Trust. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Fidelity Municipal Income's share transfer books in the names of the Florida Municipal Income shareholders and transferring the Fidelity Municipal Income Shares thereto. Each Florida Municipal Income shareholder's account shall be credited with the respective pro rata number of full and fractional Fidelity Municipal Income Shares due that shareholder. All outstanding Florida Municipal Income shares, including any represented by certificates, shall simultaneously be canceled on Florida Municipal Income's share transfer records. Fidelity Municipal Income shall not issue certificates representing the Fidelity Municipal Income Shares in connection with the Reorganization.

(e) Any reporting responsibility of Florida Municipal Income is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Fidelity Municipal Income Shares in a name other than that of the registered holder on Florida Municipal Income's books of the Florida Municipal Income shares constructively exchanged for the Fidelity Municipal Income Shares shall be paid by the person to whom such Fidelity Municipal Income Shares are to be issued, as a condition of such transfer.

4. VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).

(b) As of the Closing Date, Fidelity Municipal Income will deliver to Florida Municipal Income the number of Fidelity Municipal Income Shares having an aggregate net asset value equal to the value of the assets of Florida Municipal Income transferred hereunder less the liabilities of Florida Municipal Income, determined as provided in this Section 4.

(c) The net asset value per share of the Fidelity Municipal Income Shares to be delivered to Florida Municipal Income, the value of the assets of Florida Municipal Income transferred hereunder, and the value of the liabilities of Florida Municipal Income to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of the Fidelity Municipal Income Shares shall be computed in the manner set forth in the then-current Fidelity Municipal Income Prospectus and Statement of Additional Information, and the value of the assets and liabilities of Florida Municipal Income shall be computed in the manner set forth in the then-current Florida Municipal Income Prospectus and Statement of Additional Information.

(e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for Florida Municipal Income and Fidelity Municipal Income.

5. FEES; EXPENSES.

(a) Florida Municipal Income shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement, provided that they do not exceed the fund's 0.55% expense cap, as applicable, in effect since February 1, 2005. Expenses exceeding the fund's expense cap, as applicable, will be paid by FMR (but not including costs incurred in connection with the purchase or sale of portfolio securities). Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Fidelity Municipal Income will be borne by Fidelity Municipal Income.

(b) Each of Fidelity Municipal Income and Florida Municipal Income represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on October 26, 2007, or at some other time, date, and place agreed to by Florida Municipal Income and Fidelity Municipal Income (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Florida Municipal Income and the net asset value per share of Fidelity Municipal Income is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF FLORIDA MUNICIPAL INCOME.

(a) Florida Municipal Income agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Municipal Income as herein provided, adopting this Agreement, and authorizing the liquidation of Florida Municipal Income.

(b) Florida Municipal Income agrees that as soon as reasonably practicable after distribution of the Fidelity Municipal Income Shares, Florida Municipal Income shall be terminated as a series of Fidelity Court Street Trust pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Florida Municipal Income shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF FIDELITY MUNICIPAL INCOME.

(a) That Florida Municipal Income furnishes to Fidelity Municipal Income a statement, dated as of the Closing Date, signed by an authorized officer of Fidelity Court Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Florida Municipal Income made in this Agreement are true and correct in all material respects and that Florida Municipal Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That Florida Municipal Income furnishes Fidelity Municipal Income with copies of the resolutions, certified by an authorized officer of Fidelity Court Street Trust, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of Florida Municipal Income;

(c) That, on or prior to the Closing Date, Florida Municipal Income will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Florida Municipal Income substantially all of Florida Municipal Income's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

(d) That Florida Municipal Income shall deliver to Fidelity Municipal Income at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on Florida Municipal Income's behalf by its Treasurer or Assistant Treasurer;

(e) That Florida Municipal Income's custodian shall deliver to Fidelity Municipal Income a certificate identifying the assets of Florida Municipal Income held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Fidelity Municipal Income; (ii) Florida Municipal Income's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

(f) That Florida Municipal Income's transfer agent shall deliver to Fidelity Municipal Income at the Closing a certificate setting forth the number of shares of Florida Municipal Income outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

(g) That Florida Municipal Income calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Fidelity Municipal Income as herein provided, adopting this Agreement, and authorizing the liquidation and termination of Florida Municipal Income;

(h) That Florida Municipal Income delivers to Fidelity Municipal Income a certificate of an authorized officer of Fidelity Court Street Trust, dated as of the Closing Date, that there has been no material adverse change in Florida Municipal Income's financial position since November 30, 2006, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of Florida Municipal Income shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of Florida Municipal Income or its transfer agent by Fidelity Municipal Income or its agents shall have revealed otherwise, Florida Municipal Income shall have taken all actions that in the opinion of Fidelity Municipal Income are necessary to remedy any prior failure on the part of Florida Municipal Income to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF FLORIDA MUNICIPAL INCOME.

(a) That Fidelity Municipal Income shall have executed and delivered to Florida Municipal Income an Assumption of Liabilities, certified by an authorized officer of Fidelity Municipal Trust, dated as of the Closing Date pursuant to which Fidelity Municipal Income will assume all of the liabilities of Florida Municipal Income existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

(b) That Fidelity Municipal Income furnishes to Florida Municipal Income a statement, dated as of the Closing Date, signed by an authorized officer of Fidelity Municipal Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Fidelity Municipal Income made in this Agreement are true and correct in all material respects, and Fidelity Municipal Income has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That Florida Municipal Income shall have received an opinion of Dechert LLP, counsel to Florida Municipal Income and Fidelity Municipal Income, to the effect that the Fidelity Municipal Income Shares are duly authorized and upon delivery to Florida Municipal Income as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Fidelity Municipal Income (except as disclosed in Fidelity Municipal Income's Statement of Additional Information) and no shareholder of Fidelity Municipal Income has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF FIDELITY MUNICIPAL INCOME AND FLORIDA MUNICIPAL INCOME.

(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of Florida Municipal Income;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Fidelity Municipal Income or Florida Municipal Income to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Fidelity Municipal Income or Florida Municipal Income, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Dechert LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Fidelity Municipal Income and Florida Municipal Income, threatened by the Commission; and

(f) That Fidelity Municipal Income and Florida Municipal Income shall have received an opinion of Dechert LLP satisfactory to Fidelity Municipal Income and Florida Municipal Income that for federal income tax purposes:

(i) The acquisition by Fidelity Municipal Income of substantially all of the assets of Florida Municipal Income in exchange solely for Fidelity Municipal Income shares and the assumption by Fidelity Municipal Income of all liabilities of Florida Municipal Income followed by the distribution of Fidelity Municipal Income shares to the Florida Municipal Income shareholders in exchange for their Florida Municipal Income shares in complete liquidation and termination of Florida Municipal Income will constitute a tax-free reorganization under Section 368(a) of the Code;

(ii) Florida Municipal Income will recognize no gain or loss upon the transfer of substantially all of its assets to Fidelity Municipal Income in exchange solely for Fidelity Municipal Income shares and the assumption by Fidelity Municipal Income of all liabilities of Florida Municipal Income, except that Florida Municipal Income may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(iii) Florida Municipal Income will recognize no gain or loss upon the distribution to its shareholders of the Fidelity Municipal Income shares received by Florida Municipal Income in the Reorganization;

(iv) Fidelity Municipal Income will recognize no gain or loss upon the receipt of the assets of Florida Municipal Income in exchange solely for Fidelity Municipal Income shares and the assumption of all liabilities of Florida Municipal Income;

(v) The adjusted basis to Fidelity Municipal Income of the assets of Florida Municipal Income received by Fidelity Municipal Income in the Reorganization will be the same as the adjusted basis of those assets in the hands of Florida Municipal Income immediately before the exchange;

(vi) Fidelity Municipal Income's holding periods with respect to the assets of Florida Municipal Income that Fidelity Municipal Income acquires in the Reorganization will include the respective periods for which those assets were held by Florida Municipal Income (except where investment activities of Fidelity Municipal Income have the effect of reducing or eliminating a holding period with respect to an asset);

(vii) The Florida Municipal Income shareholders will recognize no gain or loss upon receiving Fidelity Municipal Income shares in exchange solely for Florida Municipal Income shares;

(viii) The aggregate basis of the Fidelity Municipal Income shares received by a Florida Municipal Income shareholder in the Reorganization will be the same as the aggregate basis of the Florida Municipal Income shares surrendered by the Florida Municipal Income shareholder in exchange therefor; and

(ix) A Florida Municipal Income shareholder's holding period for the Fidelity Municipal Income shares received by the Florida Municipal Income shareholder in the Reorganization will include the holding period during which the Florida Municipal Income shareholder held Florida Municipal Income shares surrendered in exchange therefor, provided that the Florida Municipal Income shareholder held such shares as a capital asset on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither Florida Municipal Income nor Fidelity Municipal Income may waive the conditions set forth in this subsection 10(f).

11. COVENANTS OF FIDELITY MUNICIPAL INCOME AND FLORIDA MUNICIPAL INCOME.

(a) Fidelity Municipal Income and Florida Municipal Income each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) Florida Municipal Income covenants that it is not acquiring the Fidelity Municipal Income Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(c) Florida Municipal Income covenants that it will assist Fidelity Municipal Income in obtaining such information as Fidelity Municipal Income reasonably requests concerning the beneficial ownership of Florida Municipal Income's shares; and

(d) Florida Municipal Income covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and after the Closing Date, Florida Municipal Income will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

Fidelity Municipal Income and Florida Municipal Income may terminate this Agreement by mutual agreement. In addition, either Fidelity Municipal Income or Florida Municipal Income may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of Florida Municipal Income or Fidelity Municipal Income, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Fidelity Municipal Income or Florida Municipal Income; provided, however, that following the shareholders' meeting called by Florida Municipal Income pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Fidelity Municipal Income Shares to be paid to Florida Municipal Income shareholders under this Agreement to the detriment of such shareholders without their further approval.

(c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. DECLARATIONS OF TRUST.

A copy of each Fund's Amended and Restated Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually or to the Trustees of such Fund.

15. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]

Fidelity is a registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.728426.103	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	COU-pxs-0707

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

Municipal Income

Fund

(fund number 037, trading symbol FHIGX)

Prospectus

March 1, 2007

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

Municipal Income Fund seeks to provide a high current yield exempt from federal income tax.

Principal Investment Strategies

  Normally investing at least 80% of assets in investment-grade municipal securities whose interest is exempt from federal income tax.
  Managing the fund to have similar overall interest rate risk to a customized municipal bond index.
  Allocating assets across different market sectors and maturities.
  Potentially investing more than 25% of total assets in municipal securities that finance similar types of projects.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund.

Principal Investment Risks

  Municipal Market Volatility. The municipal market is volatile and can be significantly affected by adverse tax, legislative, or political changes and the financial condition of the issuers of municipal securities.
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.
  Leverage Risk. Leverage can increase market exposure and magnify investment risks.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the fund's performance from year to year and compares the fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. The fund also compares its performance to the performance of an additional index over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Year-by-Year Returns

Municipal Income
Calendar Years	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
	9.23%	6.04%	-2.48%	12.30%	5.00%	10.48%	5.80%	4.73%	3.66%	4.78%

During the periods shown in the chart for Municipal Income:	Returns	Quarter ended
Highest Quarter Return	 5.41%	September 30, 2002
Lowest Quarter Return	 -2.92%	June 30, 2004

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2006	Past 1 year	Past 5 years	Past 10 years
Municipal Income
Return Before Taxes	4.78%	5.86%	5.88%
Return After Taxes on Distributions	4.63%	5.64%	5.74%
Return After Taxes on Distributions and Sale of Fund Shares	4.77%	5.64%	5.71%
Lehman Brothers® Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	4.84%	5.53%	5.76%
Lehman Brothers 3 Plus Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	5.05%	5.87%	5.98%
LipperSM General Municipal Debt Funds Average (reflects no deduction for sales charges or taxes)	4.50%	4.87%	4.90%

Prospectus

Lehman Brothers Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate tax-exempt municipal bonds with maturities of one year or more.

Lehman Brothers 3 Plus Year Municipal Bond Index is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more.

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, or sell shares of the fund.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 30 days (as a % of amount redeemed)A	0.50%

A A redemption fee may be charged when you sell your shares or if your shares are redeemed because your fund balance falls below the balance minimum for any reason, including solely due to declines in net asset value per share.

Annual operating expenses (paid from fund assets)

Management fee	0.37%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.10%
Total annual fund operating expenses	0.47%

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 48
3 years	$ 151
5 years	$ 263
10 years	$ 591

Prospectus

Fund Basics

Investment Details

Investment Objective

Municipal Income Fund seeks to provide a high current yield exempt from federal income tax.

Principal Investment Strategies

Fidelity Management & Research Company (FMR) normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from federal income tax. The municipal securities in which the fund invests are normally investment-grade (those of medium and high quality). Although FMR does not currently intend to invest the fund's assets in municipal securities whose interest is subject to federal income tax, FMR may invest all of the fund's assets in municipal securities whose interest is subject to the federal alternative minimum tax.

FMR uses a customized municipal bond index as a guide in structuring the fund and selecting its investments. This index, a market value-weighted index of investment-grade fixed-rate municipal bonds with a certain maturity range, is designed to represent FMR's view of how the fund's competitive universe will perform over time. FMR manages the fund to have similar overall interest rate risk to the index. FMR may, from time to time, change the index or the characteristics of the index in response to changes in the market or the fund's peer group, such as when the observed interest rate sensitivity or credit composition of the fund's competitive universe deviates from that of the index.

FMR considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, FMR considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

FMR allocates the fund's assets among different market sectors (for example, general obligation bonds of a state or bonds financing a specific project) and different maturities based on its view of the relative value of each sector and maturity.

FMR may engage in transactions that have a leveraging effect on the fund, including investments in derivatives and forward-settling securities.

FMR may invest more than 25% of the fund's total assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities.

In addition to the principal investment strategies discussed above, FMR may invest the fund's assets in lower-quality debt securities. FMR may invest the fund's assets in municipal debt securities by investing in other funds.

Prospectus

Fund Basics - continued

If FMR's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Municipal debt securities include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, or pre-refunded or escrowed bonds, and other securities that FMR believes have debt-like characteristics, including hybrids and synthetic securities.

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees, or insurance.

Derivatives are investments whose values are tied to an underlying asset, instrument, or index. Derivatives include futures, options, and swaps.

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Principal Investment Risks

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

The following factors can significantly affect the fund's performance:

Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Prospectus

Interest Rate Changes. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value. Lower-quality debt securities (those of less than investment-grade quality) tend to be particularly sensitive to these changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (IRS) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty.

Generally, the fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. Neither FMR nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For certain types of structured securities, the tax status of the pass-through of tax-free income may also be based on the federal tax treatment of the structure.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated.

Prospectus

Fund Basics - continued

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance, and the fund could distribute income subject to federal income tax.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Municipal Income Fund seeks to provide a high current yield exempt from federal income tax. The fund normally invests at least 80% of its assets in municipal securities whose interest is exempt from federal income tax.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair value pricing will be used for high yield debt and floating rate loans when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

You may buy or sell shares of a fund through a Fidelity brokerage account or a Fidelity mutual fund account. If you buy or sell shares of a fund (other than by exchange) through a Fidelity brokerage account, your transactions generally involve your Fidelity brokerage core (a settlement vehicle included as part of your Fidelity brokerage account).

If you do not currently have a Fidelity brokerage account or a Fidelity mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity brokerage account or a Fidelity mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares of the fund through an investment professional. If you buy or sell shares of a fund through an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares of the fund through a non-Fidelity broker or other investment professional.

Buying and Selling Information
Internet www.fidelity.com
Phone Fidelity Automated Service Telephone (FAST®) 1-800-544-5555 To reach a Fidelity representative 1-800-544-6666
Mail Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003 Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035
TDD - Service for the Deaf and Hearing Impaired 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time)

You should include the following information with any order to buy, sell, or exchange shares:

  Your name;
  Your account number;
  Name of fund whose shares you want to buy or sell; and
  Dollar amount or number of shares you want to buy or sell.

Prospectus

Shareholder Information - continued

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Minimums
Initial Purchase	$10,000
Subsequent Purchase	$1,000
Through regular investment plans	$500
Balance	$5,000

There is no minimum balance or initial or subsequent purchase minimum for investments through Portfolio Advisory ServicesSM  or a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager. In addition, the fund may waive or lower purchase minimums in other circumstances.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, the fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to the fund.

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. Accordingly, the Board of Trustees has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares. However, there is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The fund may alter its policies at any time without prior notice to shareholders.

There is no minimum holding period and shareholders can sell their shares at any time. Shareholders will ordinarily comply with the fund's policies regarding excessive trading by allowing 90 days to pass after each investment before they sell or exchange from the fund. The fund may take action if shares are held longer than 90 days if the trading is disruptive for other reasons such as unusually large trade size. The fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the fund reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus. In addition to these policies, the fund imposes a short-term redemption fee on redemptions from the fund which is discussed in "Selling Shares."

Excessive trading activity is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder buys and then sells shares of a fund within 30 days. Shareholders are limited to two roundtrip transactions per fund within any rolling 90-day period, subject to an overall limit of four roundtrip transactions across all Fidelity funds over a rolling 12-month period. Transactions of $1,000 or less, systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor will not count toward the roundtrip limits. For employer-sponsored retirement plans, only participant directed exchanges will count toward the roundtrip limits.

Prospectus

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for an 85-day period. For repeat offenders, FMR may, but does not have the obligation to, impose long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's common control at any time, other than a participant's account held through an employer-sponsored retirement plan. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified wrap programs will be monitored by matching the adviser's orders for purchase, exchange, or sale transactions in fund shares to determine if the adviser's orders comply with the fund's frequent trading policies. Additions to and withdrawals from a qualified wrap program by the adviser's client will not be matched with transactions initiated by the adviser. Therefore if the adviser buys shares of a fund and an individual client subsequently sells shares of the same fund within 30 days, the client's transaction is not matched with the adviser's and therefore does not count as a roundtrip. However, client initiated transactions are subject to the fund's policies on frequent trading and individual clients will be subject to restrictions due to their frequent trading in a wrap account. Excessive trading by an adviser will lead to fund blocks and the wrap program will cease to be a qualified wrap program. If the wrap program is blocked from making additional purchases or exchange purchases of a fund because of excessive trading by the adviser the wrap program will no longer be considered qualified and any transaction whether initiated by the adviser or the client will be matched when counting roundtrips. Wrap account client purchases and sale transactions will be monitored under the fund's monitoring policy as though the wrap clients were fund shareholders. A qualified wrap program is: (i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, (ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and (iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

Prospectus

Shareholder Information - continued

The fund's excessive trade monitoring policy described above does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds, or omnibus accounts. Trustees or advisers of donor-advised charitable gift funds must certify to the fund's satisfaction that they either work from an asset allocation model or direct transactions in their accounts in concert with changes in a model portfolio and that participants are limited in their ability to influence investments by the trust. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's policies on frequent trading to shareholders at the fund-of-fund(s) level, or demonstrates that the fund-of-fund(s) has policies designed to control frequent trading and that they are reasonably likely to be effective as determined by the Fidelity fund's Treasurer. The adviser to the fund-of-fund(s) must also demonstrate to the Fidelity fund's Treasurer that its investment strategy will not lead to excessive trading. Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the fund. Short-term trading by these investors is likely to go undetected by the fund and may increase costs and disrupt portfolio management. The fund will monitor aggregate trading in qualified fund-of-funds and known omnibus accounts to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. There is no assurance that these policies will be effective, or will successfully detect or deter market timing.

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except as provided under the fund's policies with respect to known omnibus accounts, qualified fund-of-fund(s), qualified wrap accounts, donor-advised charitable gift funds, and 30 day roundtrips.

Buying Shares

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

The fund has authorized certain intermediaries and mutual funds for which FMR or an affiliate serves as investment manager to accept orders to buy shares on its behalf. When authorized intermediaries or mutual funds receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the next NAV calculated after the order is received by the authorized intermediary or mutual fund.

Prospectus

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If you place an order to buy shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with Fidelity Distributors Corporation (FDC) may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of the fund is the fund's NAV, minus the short-term redemption fee, if applicable.

If you sell your shares after holding them less than 30 days, a 0.50% short-term redemption fee may be deducted from the redemption amount (or, if available, from your account if you have written a check). For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the fund, not Fidelity, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within the fund as long as the money never leaves the fund; and (iii) redemptions in kind.

The fund also permits waivers of the short-term redemption fee for the following transactions:

  Redemptions due to Fidelity fund small balance maintenance fees; and
  Redemptions related to death or due to a divorce decree.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Prospectus

Shareholder Information - continued

Fidelity seeks to identify intermediaries that hold fund shares in omnibus accounts and will refuse their purchase orders if they do not agree to track and remit short-term redemption fees based on the transactions of underlying investors. There are no assurances that Fidelity will successfully identify all intermediaries or that the intermediaries will properly assess short-term redemption fees.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term redemption fee, if applicable. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries and mutual funds for which FMR or an affiliate serves as investment manager to accept orders to sell shares on its behalf. When authorized intermediaries or mutual funds receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the next NAV calculated, minus the short-term redemption fee, if applicable, after the order is received by the authorized intermediary or mutual fund.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity mutual fund account and submit your request to Fidelity by mail, your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above $5,000 to keep your fund position open, except fund positions not subject to balance minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

Prospectus

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  If you hold your shares in a Fidelity mutual fund account and you sell shares by writing a check, if available, the NAV and any applicable short-term redemption fee will be determined on the date the check is received. If the amount of the check, plus any applicable fees, is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity mutual fund account and your redemption check remains uncashed for more than one year, the check may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Prospectus

Shareholder Information - continued

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions and minimums, and may impose redemption fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity brokerage account or a Fidelity mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.
  You can use electronic funds transfer to:

- Make periodic (automatic) purchases of Fidelity fund shares or payments to your Fidelity brokerage account.

- Make periodic (automatic) redemptions of Fidelity fund shares or withdrawals from your Fidelity brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity brokerage account or Fidelity mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity brokerage account or Fidelity mutual fund account.
  To make contributions from a Fidelity mutual fund account to a Fidelity mutual fund IRA.
  To sell shares of a Fidelity money market fund and simultaneously to buy shares of another Fidelity fund in a Fidelity mutual fund account.

Checkwriting To sell Fidelity fund shares from your Fidelity mutual fund account (only if checkwriting was set up on your account prior to July 31, 2004).

Prospectus

Policies

The following policies apply to you as a shareholder.

Statements that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Fidelity may deduct a small balance maintenance fee of $12.00 from a fund balance with a value of less than $2,000. It is expected that fund balances will be valued on the second Friday in November of each calendar year. Fund positions opened after September 30 will not be subject to the fee for that calendar year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions. This fee will not be deducted from fund positions opened after January 1 of that calendar year if those positions use regular investment plans.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $5,000, for any reason, including solely due to declines in NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term redemption fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Prospectus

Shareholder Information - continued

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in February and December.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for the fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Prospectus

If your dividend check(s) remains uncashed for more than six months, your check(s) may be invested in additional shares of the fund at the next NAV calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you.

Taxes on distributions. The fund seeks to earn income and pay dividends exempt from federal income tax.

Income exempt from federal income tax may be subject to state or local tax. A portion of the dividends you receive may be subject to federal and state income taxes and also may be subject to the federal alternative minimum tax. You may also receive taxable distributions attributable to the fund's sale of municipal bonds.

For federal tax purposes, certain of the fund's distributions, including distributions of short-term capital gains and gains on the sale of bonds characterized as market discount, are taxable to you as ordinary income, while the fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, all or a portion of those distributions may be treated as taxable income or a return of capital to shareholders for tax purposes. A return of capital generally will not be taxable to you but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 29, 2006, FMR had approximately $9.8 billion in discretionary assets under management.

As the manager, FMR has overall responsibility for directing the fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), at One Spartan Way, Merrimack, New Hampshire 03054, serves as a sub-adviser for the fund. FIMM has day-to-day responsibility for choosing investments for the fund.

FIMM is an affiliate of FMR. As of March 29, 2006, FIMM had approximately $301.8 billion in discretionary assets under management.

Fidelity Research & Analysis Company (FRAC), an affiliate of FMR, was organized in 1986 to provide investment research and advice. FRAC serves as a sub-adviser for the fund and may provide investment research and advice for the fund.

Affiliates assist FMR with foreign investments:

  Fidelity International Investment Advisors (FIIA), at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda, serves as a sub-adviser for the fund. As of October 11, 2006, FIIA had approximately $32.8 billion in discretionary assets under management. For the fund, FIIA may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.
  Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), at 25 Cannon Street, London, EC4M 5TA, England, serves as a sub-adviser for the fund. As of September 27, 2006, FIIA(U.K.)L had approximately $20.9 billion in discretionary assets under management. For the fund, FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States, and in particular, will make minimal credit risk and comparable quality determinations for foreign issuers that issue U.S. dollar-denominated securities.

Christine Thompson is vice president and manager of Municipal Income Fund, which she has managed since June 2002. Ms. Thompson also manages other Fidelity funds. Since joining Fidelity Investments in 1985, Ms. Thompson has worked as an analyst and manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by Ms. Thompson.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Prospectus

Fund Services - continued

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For December 2006, the group fee rate was 0.12%. The individual fund fee rate is 0.25%.

The total management fee for the fiscal year ended December 31, 2006, was 0.37% of the fund's average net assets.

FMR pays FIMM for providing sub-advisory services. FMR and its affiliates pay FRAC for providing sub-advisory services. FIMM pays FIIA for providing sub-advisory services, and FIIA in turn pays FIIA(U.K.)L.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended June 30, 2006.

FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease the fund's expenses and boost its performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries, including retirement plan sponsors, service-providers, and administrators, may receive from FMR, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail on the following pages and in the SAI.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers, and administrators, that provide those services. Currently, the Board of Trustees of the fund has authorized such payments.

Prospectus

If payments made by FMR to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended December 31,	2006	2005	2004	2003	2002
Selected Per-Share Data
Net asset value, beginning of period	$ 12.82	$ 13.09	$ 13.18	$ 13.22	$ 12.68
Income from Investment Operations
Net investment incomeB	.529	.549	.571	.585	.603
Net realized and unrealized gain (loss)	.068	(.080)	.035	.162	.697
Total from investment operations	.597	.469	.606	.747	1.300
Distributions from net investment income	(.527)	(.547)	(.571)	(.585)	(.600)
Distributions from net realized gain	(.120)	(.192)	(.125)	(.202)	(.160)
Total distributions	(.647)	(.739)	(.696)	(.787)	(.760)
Redemption fees added to paid in capitalB,F	-	-	-	-	-
Net asset value, end of period	$ 12.77	$ 12.82	$ 13.09	$ 13.18	$ 13.22
Total Return A	4.78%	3.66%	4.73%	5.80%	10.48%
Ratios to Average Net AssetsC,E
Expenses before reductions	.47%	.47%	.47%	.48%	.48%
Expenses net of fee waivers, if any	.47%	.47%	.47%	.48%	.48%
Expenses net of all reductions	.45%	.45%	.47%	.47%	.46%
Net investment income	4.15%	4.22%	4.36%	4.42%	4.62%
Supplemental Data
Net assets, end of period (in millions)	$ 4,686	$ 4,676	$ 4,630	$ 4,784	$ 4,801
Portfolio turnover rate D	25%	25%	20%	23%	23%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

F Amount represents less than $.001 per share.

Prospectus

Notes

Notes

Notes

Notes

Notes

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-02628

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, and Directed Dividends are registered trademarks of FMR Corp.

Portfolio Advisory Services is a service mark of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.826417.101 HIY-pro-0207

Fidelity Florida Municipal Income Fund

(A Fund of Fidelity Court Street Trust)

Fidelity Municipal Income Fund

(A Fund of Fidelity Municipal Trust)

FORM N-14

STATEMENT OF ADDITIONAL INFORMATION

July 23, 2007

This Statement of Additional Information (SAI), relates to the proposed acquisition of Fidelity Florida Municipal Income Fund (Florida Municipal Income), a fund of Fidelity Court Street Trust, by Fidelity Municipal Income Fund (Fidelity Municipal Income), a fund of Fidelity Municipal Trust. This SAI contains information which may be of interest to shareholders but which is not included in the Proxy Statement which related to the Reorganization. As described in the Proxy Statement, Fidelity Municipal Income will acquire all of the assets of Florida Municipal Income and assume all of Florida Municipal Income's liabilities, in exchange solely for shares of beneficial interest in Fidelity Municipal Income.

This SAI is not a prospectus and should be read in conjunction with the Proxy Statement. The Proxy Statement has been filed with the Securities and Exchange Commission and may be obtained, without charge, from Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts, 02109.

This SAI consists of this cover page and the following described documents, each of which is incorporated herein by reference:

1. The Prospectus of Fidelity Municipal Income dated March 1, 2007, which was previously filed via EDGAR (Accession No. 0000035373-07-000002).

2. The Statement of Additional Information of Fidelity Municipal Income dated March 1, 2007, which was previously filed via EDGAR (Accession No. 0000035373-07-000002).

3. The Supplement to the Statement of Additional Information of Fidelity Municipal Income dated June 29, 2007, which was previously filed via EDGAR (Accession No. 0000880195-07-000155).

4. The Prospectus of Florida Municipal Income dated January 29, 2007, which was previously filed via EDGAR (Accession No. 0001022695-07-000017).

5. The Supplement to the Prospectus of Florida Municipal Income dated March 23, 2007, which was previously filed via EDGAR (Accession No. 0000225323-07-000010).

6. The Statement of Additional Information of Florida Municipal Income dated January 29, 2007, which was previously filed via EDGAR (Accession No. 0001022695-07-000017).

7. The Supplement to the Statement of Additional Information of Florida Municipal Income dated June 29, 2007, which was previously filed via EDGAR (Accession No. 0000880195-07-000143).

8. The Financial Statements included in the Annual Report of Fidelity Municipal Income for the fiscal year ended December 31, 2006, which was previously filed via EDGAR (Accession No. 0000035373-07-000001).

9. The Financial Statements included in the Annual Report of Florida Municipal Income for the fiscal year ended November 30, 2006, which was previously filed via EDGAR (Accession No. 0001022695-07-000004).

PART C. OTHER INFORMATION

Item 15. Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Service Company, Inc. ("FSC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FSC for FSC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed sub-transfer agent, the Transfer Agent agrees to indemnify FIIOC for FIIOC's losses, claims, damages, liabilities and expenses (including reasonable counsel fees and expenses) (losses) to the extent that the Transfer Agent is entitled to and receives indemnification from the Fund for the same events. Under the Transfer Agency Agreement, the Trust agrees to indemnify and hold the Transfer Agent harmless against any losses, claims, damages, liabilities, or expenses (including reasonable counsel fees and expenses) resulting from:

(1) any claim, demand, action or suit brought by any person other than the Trust, including by a shareholder, which names the Transfer Agent and/or the Trust as a party and is not based on and does not result from the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with the Transfer Agent's performance under the Transfer Agency Agreement; or

(2) any claim, demand, action or suit (except to the extent contributed to by the Transfer Agent's willful misfeasance, bad faith or negligence or reckless disregard of its duties) which results from the negligence of the Trust, or from the Transfer Agent's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Trust, or as a result of the Transfer Agent's acting in reliance upon advice reasonably believed by the Transfer Agent to have been given by counsel for the Trust, or as a result of the Transfer Agent's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 16. Exhibits

(1) (a) Amended and Restated Declaration of Trust, dated January 16, 2002, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 93.

(b) Certificate of Amendment of the Declaration of Trust, dated April 14, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 99.

(2) Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 002-58542) Post-Effective Amendment No. 63.

(3) Not applicable.

(4) Agreement and Plan of Reorganization between Fidelity Court Street Trust: Fidelity Florida Municipal Income Fund and Fidelity Municipal Trust: Fidelity Municipal Income Fund is filed herein as Exhibit 1 to the Proxy Statement and Prospectus.

(5) Articles III, VIII, X, and XI of the Amended and Restated Declaration of Trust, dated January 16, 2002, are incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 93; Article XII of the Amended and Restated Declaration of Trust, dated April 14, 2004, are incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 99; and Articles IV and VI of the Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust's (File No. 003-58542) Post-Effective Amendment No. 63.

(6)(a) Management Contract, dated November 1, 1999, between Fidelity Municipal Trust on behalf of Spartan Michigan Municipal Income Fund (currently known as Fidelity Michigan Municipal Income Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(1) of Post-Effective Amendment No. 92.

(b) Management Contract, dated November 1, 1999, between Fidelity Municipal Trust on behalf of Spartan Minnesota Municipal Income Fund (currently known as Fidelity Minnesota Municipal Income Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 95.

(c) Management Contract, dated February 28, 2000, between Fidelity Municipal Trust on behalf of Spartan Municipal Income Fund (currently known as Fidelity Municipal Income Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(5) of Post-Effective Amendment No. 94.

(d) Management Contract, dated November 1, 1999, between Fidelity Municipal Trust on behalf of Spartan Ohio Municipal Income Fund (currently known as Fidelity Ohio Municipal Income Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(3) of Post-Effective Amendment No. 92.

(e) Management Contract, dated November 1, 1999, between Fidelity Municipal Trust on behalf of Spartan Pennsylvania Municipal Income Fund (currently known as Fidelity Pennsylvania Municipal Income Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(4) of Post-Effective Amendment No. 92.

(f) Management Contract, dated February 28, 2001, between Fidelity Municipal Trust on behalf of Spartan Short-Intermediate Municipal Income Fund (currently known as Fidelity Short-Intermediate Municipal Income Fund) and Fidelity Management & Research Company is incorporated herein by reference to Exhibit d(6) of Post-Effective Amendment No. 94.

(g) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Spartan Michigan Municipal Income Fund (currently known as Fidelity Michigan Municipal Income Fund) is incorporated herein by reference to Exhibit d(5) of Post-Effective Amendment No. 89.

(h) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Spartan Minnesota Municipal Income Fund (currently known as Fidelity Minnesota Municipal Income Fund) is incorporated herein by reference to Exhibit d(6) of Post-Effective Amendment No. 89.

(i) Sub-Advisory Agreement, dated February 28, 2000, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Spartan Municipal Income Fund (currently known as Fidelity Municipal Income Fund) is incorporated herein by reference to Exhibit d(11) of Post-Effective Amendment No. 93.

(j) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Spartan Ohio Municipal Income Fund (currently known as Fidelity Ohio Municipal Income Fund) is incorporated herein by reference to Exhibit d(9) of Post-Effective Amendment No. 94.

(k) Sub-Advisory Agreement, dated January 1, 1999, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Spartan Pennsylvania Municipal Income Fund (currently known as Fidelity Pennsylvania Municipal Income Fund) is incorporated herein by reference to Exhibit d(8) of Post-Effective Amendment No. 89.

(l) Sub-Advisory Agreement, dated February 28, 2001, between Fidelity Investments Money Management, Inc. and Fidelity Management & Research Company on behalf of Spartan Short-Intermediate Municipal Income Fund (currently known as Fidelity Short-Intermediate Municipal Income Fund) is incorporated herein by reference to Exhibit d(12) of Post-Effective Amendment No. 94.

(m) Master International Fixed-Income Research Agreement, dated October 1, 2003, between Fidelity Investments Money Management, Inc. and Fidelity International Investment Advisors, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(33) of Fidelity Charles Street Trust's (File No. 002-73133) Post-Effective Amendment No. 74.

(n) Schedule A, dated September 1, 2006, to the Master International Fixed-Income Research Agreement, dated October 1, 2003, between Fidelity Investments Money Management, Inc. and Fidelity International Investment Advisors, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(8) of Fidelity Newbury Street Trust's (File No. 002-78458) Post-Effective Amendment No. 48.

(o) Fixed-Income Sub-Research Agreement, dated October 1, 2003, between Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(35) of Fidelity Charles Street Trust's (File No. 002-73133) Post-Effective Amendment No. 74.

(p) Schedule A, dated September 1, 2006, to the Fixed-Income Sub-Research Agreement, dated October 1, 2003, Fidelity International Investment Advisors and Fidelity International Investment Advisors (U.K.) Limited, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(16) Fidelity Newbury Street Trust's (File No. 002-78458) Post-Effective Amendment No. 48.

(q) General Research Services Agreement and Schedule B, each dated January 20, 2006, among Fidelity Management & Research Company, FMR Co., Inc., Fidelity Investments Money Management Inc., and Fidelity Research & Analysis Company, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(38) of Variable Insurance Products Fund's (File No. 002-75010) Post-Effective Amendment No. 62.

(r) Schedule A, dated November 7, 2006, to the General Research Services Agreement, dated January 20, 2006, among Fidelity Management & Research Company, FMR Co., Inc., Fidelity Investments Money Management Inc., and Fidelity Research & Analysis Company, on behalf of the Registrant is incorporated herein by reference to Exhibit (d)(18) of Fidelity Beacon Street Trust's (File No. 002-64791) Post-Effective Amendment No. 59.

(7)(a) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Spartan Michigan Municipal Income Fund (currently known as Fidelity Michigan Municipal Income Fund) and Fidelity Distributors Corporation is incorporated herein be reference to Exhibit (e)(1) of Post-Effective Amendment No. 101.

(b) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Spartan Minnesota Municipal Income Fund (currently known as Fidelity Minnesota Municipal Income Fund) and Fidelity Distributors Corporation is incorporated herein be reference to Exhibit (e)(2) of Post-Effective Amendment No. 101.

(c) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Spartan Ohio Municipal Income Fund (currently known as Fidelity Ohio Municipal Income Fund) and Fidelity Distributors Corporation is incorporated herein be reference to Exhibit (e)(3) of Post-Effective Amendment No. 101.

(d) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Spartan Pennsylvania Municipal Income Fund (currently known as Fidelity Pennsylvania Municipal Income Fund) and Fidelity Distributors Corporation is incorporated herein be reference to Exhibit (e)(4) of Post-Effective Amendment No. 101.

(e) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Spartan Municipal Income Fund (currently known as Fidelity Municipal Income Fund) and Fidelity Distributors Corporation is incorporated herein be reference to Exhibit (e)(5) of Post-Effective Amendment No. 101.

(f) Amended and Restated General Distribution Agreement, dated May 19, 2005, between Spartan Short-Intermediate Municipal Income Fund (currently known as Fidelity Short-Intermediate Municipal Income Fund) and Fidelity Distributors Corporation is incorporated herein be reference to Exhibit (e)(6) of Post-Effective Amendment No. 101.

(g) Form of Selling Dealer Agreement (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 102.

(h) Form of Bank Agency Agreement (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 102.

(i) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised April 2006) is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 102.

(8) The Fee Deferral Plan for Independent Trustees and Trustees for the Fidelity funds, effective as of September 15, 1995 and amended through May 14, 2006 is incorporated here in by reference to Exhibit (f)(1) of Fidelity Central Investment Portfolios LLC (File No. 811-21667) Amendment No. 6.

(9) Custodian Agreement and Appendix A, B, C, D, and E, dated January 1, 2007, between Citibank, N.A. and the Registrant are incorporated herein by reference to Exhibit (g)(5) of Fidelity Securities Fund's (File No. 002-93601) Post-Effective Amendment No. 73.

(10)(a) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Michigan Municipal Income Fund (currently knows as Fidelity Michigan Municipal Income Fund) is incorporated herein by reference to Exhibit m(1) of Post-Effective Amendment No. 90.

(b) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Minnesota Municipal Income Fund (currently knows as Fidelity Minnesota Municipal Income Fund) is incorporated herein by reference to Exhibit m(2) of Post-Effective Amendment No. 90.

(c) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Municipal Income Fund (currently known as Fidelity Municipal Income fund) is incorporated herein by reference to Exhibit m(5) of Post-Effective Amendment No. 91.

(d) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Ohio Municipal Income Fund (currently known as Fidelity Ohio Municipal Income Fund) is incorporated herein by reference to Exhibit m(3) of Post-Effective Amendment No. 90.

(e) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Pennsylvania Municipal Income Fund (currently knows as Fidelity Pennsylvania Municipal Income Fund) is incorporated herein by reference to Exhibit m(4) of Post-Effective Amendment No. 90.

(f) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Intermediate Municipal Income Fund (currently known as Fidelity Short-Intermediate Municipal Income Fund) is incorporated herein by reference to Exhibit m(6) of Post-Effective Amendment No. 93.

(g) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Intermediate Municipal Income Fund (currently known as Fidelity Short-Intermediate Municipal Income Fund): Fidelity Advisor Short-Intermediate Municipal Income Fund Class A is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 97.

(h) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Intermediate Municipal Income Fund (currently known as Fidelity Short-Intermediate Municipal Income Fund): Fidelity Advisor Short-Intermediate Municipal Income Fund Class T is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 97.

(i) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Intermediate Municipal Income Fund (currently known as Fidelity Short-Intermediate Municipal Income Fund): Fidelity Advisor Short-Intermediate Municipal Income Fund Class B is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 97.

(j) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Intermediate Municipal Income Fund (currently known as Fidelity Short-Intermediate Municipal Income Fund): Fidelity Advisor Short-Intermediate Municipal Income Fund Class C is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 97.

(k) Distribution and Service Plan pursuant to Rule 12b-1 for Spartan Short-Intermediate Municipal Income Fund (currently known as Fidelity Short-Intermediate Municipal Income Fund): Fidelity Advisor Short-Intermediate Municipal Income Fund Institutional Class is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 97.

(11) Opinion and consent of counsel Dechert LLP, as to the legality of shares being registered is incorporated herein by reference to Exhibit (11) of Fidelity Municipal Trust's N-14.

(12) Opinion and Consent of counsel Dechert LLP, as to tax matters - To be filed by Post-Effective Amendment.

(13) Not applicable.

(14) Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 14.

(15) Not applicable.

(16)(a) Power of Attorney, dated April 1, 2007, is filed herein as Exhibit 16(a).

(b) Power of Attorney, dated May 17, 2007, is filed herein as Exhibit 16(b).

(17) Not applicable.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each Post-Effective Amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 20th day of July 2007.

Fidelity Municipal Trust
	By	/s/Kimberley Monasterio
||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||		Kimberley Monasterio, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Kimberley Monasterio		President and Treasurer	July 20, 2007
Kimberley Monasterio		(Principal Executive Officer)

/s/Joseph B. Hollis		Chief Financial Officer	July 20, 2007
Joseph B. Hollis		(Principal Financial Officer)

/s/Edward C. Johnson 3d	(dagger)	Trustee	July 20, 2007
Edward C. Johnson 3d

/s/James C. Curvey	*	Trustee	July 20, 2007
James C. Curvey

/s/Dennis J. Dirks	*	Trustee	July 20, 2007
Dennis J. Dirks

/s/Albert R. Gamper	*	Trustee	July 20, 2007
Albert R. Gamper

/s/George H. Heilmeier	*	Trustee	July 20, 2007
George H. Heilmeier

/s/James H. Keyes	*	Trustee	July 20, 2007
James H. Keyes

/s/Marie L. Knowles	*	Trustee	July 20, 2007
Marie L. Knowles

/s/Ned C. Lautenbach	*	Trustee	July 20, 2007
Ned C. Lautenbach

/s/Cornelia M. Small	*	Trustee	July 20, 2007
Cornelia M. Small

/s/William S. Stavropoulos	*	Trustee	July 20, 2007
William S. Stavropoulos

/s/Kenneth L. Wolfe	*	Trustee	July 20, 2007
Kenneth L. Wolfe

* Signature affixed by Abigail P. Johnson, pursuant to a power of attorney dated April 1, 2007 and filed herewith.

* By: /s/Joseph R. Fleming
Joseph R. Fleming, pursuant to a power of attorney dated May 17, 2007 and filed herewith.